UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2005

CMGI, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-23262	04-2921333
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Winter Street

Waltham, Massachusetts 02451

(Address of principal executive offices) (Zip Code)

(781) 663-5001

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 220.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 23, 2005, Joseph C. Lawler, President and Chief Executive Officer of CMGI, Inc. (the “Registrant”), was granted a stock option and a restricted stock award pursuant to the terms of his employment offer letter, dated as of August 23, 2004. Pursuant to the terms of a non-statutory stock option agreement, dated August 23, 2005, Mr. Lawler was granted an option to purchase 674,527 shares of the Registrant’s common stock at an exercise price of $1.74 per share. Such option has a seven-year term and shall vest 20% of the total number of shares subject to the option on each of the first five anniversaries of the grant date, provided that Mr. Lawler remains employed by the Registrant on such anniversary date. In addition, pursuant to the terms of a restricted stock agreement, dated August 23, 2005, Mr. Lawler was granted 449,685 shares of the Registrant’s common stock at a purchase price of $.01 per share deemed to have been paid in kind through Mr. Lawler’s agreement to employment by the Registrant and past services rendered. Such restricted shares shall be subject to forfeiture provisions which shall lapse as to 20% of the total number of shares subject to the grant on each of the first five anniversaries of the grant date, provided that Mr. Lawler remains employed by the Registrant on such anniversary date. Such stock option and shares of restricted stock are subject to acceleration of vesting and, in the case of the stock option, extension of the exercisability period, under certain conditions as set forth in the Executive Severance Agreement, dated as of August 23, 2004, by and between the Registrant and Mr. Lawler.

The foregoing description is subject to, and qualified in its entirety by, the non-statutory stock option agreement and the restricted stock agreement filed as exhibits hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)	The following exhibits are filed with this report:

Exhibit No.	Description
99.1	Non-Statutory Stock Option Agreement, dated as of August 23, 2005, by and between the Registrant and Joseph C. Lawler.

99.2	Restricted Stock Agreement, dated as of August 23, 2005, by and between the Registrant and Joseph C. Lawler.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 29, 2005	CMGI, INC.

/s/ Thomas Oberdorf
	By:	Thomas Oberdorf
	Title:	Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description
99.1	Non-Statutory Stock Option Agreement, dated as of August 23, 2005, by and between the Registrant and Joseph C. Lawler.

99.2	Restricted Stock Agreement, dated as of August 23, 2005, by and between the Registrant and Joseph C. Lawler.